Supplemental Oil And Gas Disclosure (Unaudited) (Details 5) - USD ($)		Mar. 31, 2015	Mar. 31, 2014
Discounted Future Net Cash Flows Relating to Proved Oil and Gas Reserves [Line Items]
Future cash inflows		$ 32,000
Less future costs: Production		15,940
Less future costs: Development and abandonment		6,670
Less future costs: Income taxes	[1]	0
Future net cash flows		9,390
10% discount factor		(6,580)
Standardized measure of discounted future net cash flows		$ 2,810	$ 0

[1]	No income tax provision is included in the standardized measure calculation shown above as the Company does not project to be taxable or pay cash income taxes based on its available tax assets and tax assets generated in the development of its reserves because the tax basis of its oil and gas properties and NOL carryforwards exceed the amount of discounted future net earnings.